UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 17, 2017

ZOSANO PHARMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36570	45-4488360
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

34790 Ardentech Court

Fremont, CA 94555

(Address of principal executive offices) (Zip Code)

(510) 745-1200

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 17, 2017, Zosano Pharma Corporation (the “Company”) filed an Issuer Free Writing Prospectus relating to the Company’s Preliminary Prospectus dated March 13, 2017 (Registration No. 333-216410). A copy of the Issuer Free Writing Prospectus is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Issuer Free Writing Prospectus dated March 17, 2017 filed pursuant to Rule 433 relating to the Company’s Preliminary Prospectus dated March 13, 2017 (Registration No. 333-216410).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOSANO PHARMA CORPORATION

Dated: March 17, 2017	By:	/s/ Georgia Erbez
		Name:	Georgia Erbez
		Title:	Chief Business Officer and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Issuer Free Writing Prospectus dated March 17, 2017 filed pursuant to Rule 433 relating to the Company’s Preliminary Prospectus dated March 13, 2017 (Registration No. 333-216410).

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